EXHIBIT 10.1*

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

*	CONFIDENTIAL TREATMENT

CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION. BRACKETS AND “*” HAVE BEEN USED TO IDENTIFY INFORMATION WHICH IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.

Transcription Services Agreement

This Transcription Services Agreement (the “Agreement”) is entered into this 11th day of September, 2009 by and between Hospital Management Associates, Inc., a Florida corporation with principal executive offices at 5811 Pelican Bay Boulevard, Suite 500, Naples, Florida 34108 (“HMA”) and Transcend Services, Inc., a Delaware corporation, located at One Glenlake Parkway, Suite 1325, Atlanta, Georgia 30328 (“Transcend”).

This Agreement shall become effective for a five-year term commencing on October 1, 2009 (the “Effective Date”) and ending on September 30, 2014 pursuant to the terms and conditions contained herein.

1.	Scope of Work.

HMA, on behalf of the HMA Facilities, engages Transcend as their single-sourced medical transcription services provider for all HMA Facilities for all transcription work including work currently performed by HMA personnel.

For purposes of this Agreement, “single-sourced” means the sole and exclusive provider of medical transcription services as more particularly set forth herein.

For purposes of this Agreement, “HMA Facilities” means all HMA-managed entities to include those not yet managed but acquired during the term of this Agreement.

2.	Justification of Single-Source Provider.

•	reduced decision cycle, i.e. time required to contract with individual facilities

•	lower administrative costs, i.e. one vendor for delivery of all medical transcription services

•	supports a disciplined, strategic operating focus; i.e., supplier continuity in existing and new facilities

•	prices reflect the best value; i.e., volume-based discounting and 5-year fixed fees

3.	Description of Services.

Transcend will provide medical transcription services 24 hours per day, 365 days per year, including weekends and holidays, using experienced Medical Language Specialists (“MLS”) with a guaranteed accuracy rate of [**]. All transcribed documents will be delivered in accordance with HMA established formatting guidelines within the agreed to turnaround times (“TAT”). However, at all times, HMA Facilities will maintain responsibility for the content of all transcribed reports.

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

Transcend will provide HMA Facilities (and a copy to HMA) with a monthly account management report detailing compliance on turnaround time, quality assurance and customer support criteria. The monthly account management report will also detail any resolved and outstanding technical and workflow issues and resolutions.

Transcend will be responsible for purchasing and maintaining any necessary equipment for the provision of medical transcription services. Specifically, Transcend will support and maintain virtual servers for capturing voice and for turning the captured voice into text. In addition, Transcend will support and maintain the two (2) existing print servers located in the HMA Corporate Offices. For clarity and avoidance of doubt, Transcend will not support or maintain peripheral systems or equipment such as dictation capture stations, handhelds, portables, PC based dictation hardware or printers which are the responsibility of HMA and/or an HMA Facility.

Transcend will strictly enforce patient confidentiality and will ensure that all employees sign a Confidentiality Agreement upon initiation of their employment. Transcend will also ensure that all of its employees receive continuing education and adhere to the AHDI (formerly AAMT) Code of Ethics at all times.

Transcend agrees to comply with the Health Insurance Portability and Accountability Act of 1996, as codified at 42 U.S.C. §1320d (“HIPAA”), and any current and future regulations promulgated thereunder including without limitation the federal privacy regulations contained in 45 C.F.R. Parts 160 and 164 (the “Federal Privacy Regulations”), the federal security standards as contained in 45 C.F.R. Part 142 (the “Federal Security Regulations”), and the federal standards for electronic transactions contained in 45 C.F.R. Parts 160 and 162, all collectively referred to herein as “HIPAA Requirements.” Transcend agrees not to use or further disclose any Protected Health Information (as defined in 45 C.F.R. §164.501) or Individually Identifiable Health Information (as defined in 42 U.S. C. §1320d), other than as permitted by HIPAA Requirements and the terms of this Agreement. Transcend will make its internal practices, books, and records relating to the use and disclosure of Protected Health Information available to the Secretary of Health and Human services to the extent required for determining compliance with the Federal Privacy Regulations.

Notwithstanding anything to the contrary in this or any other agreement between the parties, Transcend will have a perpetual fully-paid up, transferable and worldwide right to collect, aggregate and use the information (de-identified in accordance with the standards of 45 C.F.R. section 164.514(b) or applicable state law) contained in dictation recordings received from HMA and reports produced by Transcend for HMA for purposes of compiling clinical data and using the information for any lawful business purpose. Any new or improved product or service created by Transcend with such data will be solely owned by Transcend.

4.	Right to Audit.

Upon five (5) days’ prior written notice, HMA or any HMA Facility may request an audit of Transcend’s books and records related to the services provided for a particular HMA Facility or multiple HMA-Facilities. An HMA Facility’s request shall only relate to that particular facility. However, HMA may request records related to any and all HMA Facilities. Any requests made by HMA or an HMA Facility shall be reasonable as to the relevance, scope and response time. The right to audit is distinct from an HMA Facility’s right to request records under the fees portion of this Agreement. Costs associated with this Right to Audit provision shall be born by Transcend.

5.	Insurance.

Transcend shall at all times during the term of this Agreement and any renewals maintain, at its sole cost and expense, professional liability insurance and general liability insurance (including contractual

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

liability for this Agreement) with minimum separate limits of $1,000,000 per occurrence and $3,000,000 in the aggregate to cover claims arising from the acts or omissions of Transcend and its officers, employees, volunteers and agents in connection with this Agreement. Transcend shall furnish evidence of such coverage to HMA prior to the Effective Date in the form of a certificate of insurance (“Certificate”) which shall provide for 30 days’ advance written notice to HMA of the cancellation of, or any material change to, the insurance policies required to be maintained by it hereunder. Further, Transcend shall ensure that HMA and the HMA Facilities are listed as additional insured’s on the Certificate. Within 30 days of the expiration of the policy listed in the Certificate, Transcend shall provide HMA with a renewal Certificate so that HMA has evidence of all required insurance being effect at all times.

6.	Turnaround Time: See Exhibit A

7.	Quality Commitment. See Exhibit B

8.	Line/Report Definition and Fees. See Exhibit C

9.	BeyondTXT and/or RAD Outsource Conversion Schedule. See Exhibit D

10.	Resources Needed on October 1, 2009. See Exhibit E

11.	Front End Speech Initiatives. See Exhibit F

12.	Relationship of the Parties.

For the purpose this Agreement, Transcend shall be considered an independent contractor and neither Transcend nor any of its employees or agents shall be considered an employee or agent of HMA or the HMA Facilities. Transcend shall have control of its work and manner in which it is performed. Transcend reserves the right to sub-contract with established transcription service providers who shall be subject to the terms and conditions of this Agreement including the confidentiality obligations and compliance obligations with respect to the Federal Privacy Regulations, Federal Security Regulations and HIPAA Requirements cited herein.

13.	Domestic vs. Offshore Labor.

Transcend will use a blend of U.S.-based and non-U.S.-based labor in performing the services described herein. However, no more than 20 percent of the services will be performed offshore on average over the course of any month.

14.	Transitioned Employees.

Transcend will offer employment to HMA’s employed medical transcriptionists with the condition that they maintain minimum production and quality standards. HMA’s transitioned employees will receive production-based compensation and will be paid at the rate that anyone else joining Transcend is paid. Pay rates are set according to years of experience and levels of expertise with multiple work types. Transcend’s benefit package includes paid time off, medical, dental, life and disability insurance and a 401K plan. Transitioned medical transcriptionists will receive BeyondTXT™ user training which will focus on the mechanics of using Transcend’s proprietary Internet-based technology platform and training relative to account-specific guidelines and procedures.

15.	Termination for Cause.

In the event that either party materially or repeatedly defaults in the performance of any of its duties or obligations set forth in this Agreement and such default is not substantially cured within fifteen (15) days after written notice is given to the defaulting party specifying the default, then the party not in default may terminate this Agreement. Termination of this Agreement shall be effected by providing a fifteen (15) day notice of termination to the breaching party such that upon expiration of the fifteen (15) day notice period, the Agreement shall be terminated.

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

16.	Indemnification.

Transcend agrees to indemnify, defend and hold harmless HMA and the HMA Facilities and HMA’s and HMA Facility’s s officers, agents and employees against all liability, loss and costs arising from actions, suits, claims or demands attributable solely and exclusively to the willful misconduct, negligent acts or omissions of Transcend and Transcend’s officers, agents and employees, in performance of this contract.

HMA agrees to indemnify, defend and hold harmless Transcend and Transcend’s officers, agents and employees against all liability, loss and costs arising from actions, suits, claims or demands attributable solely and exclusively to the willful misconduct, negligent acts or omissions of HMA and HMA’s officers, agents and employees, in performance of this contract.

17.	Renewal.

This Agreement shall be renewed only upon a written document signed by both parties to this contract.

18.	Governing Law and Venue.

This Agreement shall be governed by the laws of the state of Georgia. Venue for any lawsuit or action between the parties to enforce or interpret the provisions of this Agreement shall be in Fulton County, Georgia.

19.	Attorney’s Fees.

The prevailing party in any litigation evidenced by a non-appealed final judgment relating to this Agreement shall be entitled to recover its reasonable attorney’s fees from the other party.

20.	Entire and Superseding Agreement.

This is the entire agreement between the parties and may not be modified or amended except by a written document signed by both parties to this contract. Further, this Agreement terminates and supersedes any and all similar agreements between Transcend and/or Medical Dictation, Inc. and HMA or the HMA Facilities.

IN WITNESS WHEREOF, HMA and Transcend have duly executed this Agreement on the date first written above. This is the entire agreement between the parties and may not be modified or amended except by a written document signed by both parties to this contract.

Transcend Services, Inc.

By:	/s/ Lance Cornell
Printed Name:	Lance Cornell
Title:	Chief Financial Officer

Hospital Management Associates, Inc.

By:	/s/ Gary D. Newsome
Printed Name:	Gary D. Newsome
Title:	Chief Executive Officer

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

Exhibit A – Turnaround Time (“TAT”)

Worktype	Turnaround Time (“TAT”)
HP’s	[**] hours
Consults	[**] hours
Operative Reports	[**] hours
Discharge Summaries	[**] hours
Cardiopulmonary Reports	[**] hours
Radiology	[*] hours
STAT reports	[*] hours
Pre-Operative H&P’s – STAT	[*] hours
Transfer Summary – STAT	[*] hours
Psych Evaluation	[**] hours
Letters	[**] hours
PT/OT	[**] hours
Speech	[**] hours
ER	[**] hours
Other Work Types	[**] hours or as required by the specific HMA Facility

Transcend will provide 24x7 coverage for STAT dictation. Also, a toll-free number will be provided to the HIM Staff and nursing supervisor for STAT dictation requests.

TAT PENALTY: During the billing period,

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HMA Facility will receive the credit during the next billing cycle.

TAT Exception. HMA grants to Transcend an exception to Turnaround Time commitments during the first sixty (60) days following any new Facility or work type go-live or when dictation volume exceeds the average number of minutes by greater than 10%. Regardless, Transcend will use its reasonable best efforts to provide transcribed reports within the specified turnaround times at all times.

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

Exhibit B – Quality Commitment

Transcend will consistently deliver high-quality in support of HMA’s delivery of patient care. Transcend will make reasonable corrections for typographical errors, poor grammar and medical terminology errors at no additional cost to the Client.

All newly hired Medical Language Specialists will receive quality assurance audits during the probationary period. All Medical Language Specialists will be subject to ongoing cycle audits and those not meeting the company’s quality standards will be placed on probation until a higher level of quality assurance is performed and until those standards are met or exceeded. For purposes of this Agreement, high-quality shall mean a [***] or higher quality assurance score.

Transcend shall perform all medical transcription and editing services in accordance with Transcend’s “Quality Assurance and Document Completion Policy and Program.” Transcend’s Quality Assurance Department is aligned with the mission of the company to provide every customer accurate and timely transcription of dictated medical reports as a vital part of patient care. In order to accomplish this, Transcend has established a quality improvement environment for our medical language specialists. Transcend utilizes industry standards of quality indicators in performance and have several methodologies of quality checks – some systematic, some managerial – which work together to assure a high-quality medical record with a total emphasis on excellence in patient care.

Quality Commitment and Guarantee Exception. Client grants Transcend an exception to Quality Commitment and Guarantee during the first sixty (60) days following the engagement start date. Transcend will use its reasonable best efforts to provide quality transcribed reports at all times.

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

Exhibit C – Line/Report Definition and Fees

Conditions Related to Single-Sourced Pricing:

HMA Facilities will obtain the benefit of the single-sourced pricing for standard service levels consistent with the terms of this Agreement. In the event that an HMA Facility needs services utilizing a non-BeyondTXT platform, Transcend and HMA agree to negotiate the pricing for those specific HMA Facilities on a case-by-case basis.

Single-sourced pricing will go into effect on the Effective Date of this Agreement. Therefore, single-sourced pricing shall not be reliant upon the preceding condition of all HMA Facilities first being managed by Transcend.

If there is not a contractual provision which would restrict moving transcription volume from an outsourced vendor’s platform to Transcend’s BeyondTXT platform, HMA and the HMA Facilities agree to transition all work to Transcend’s BeyondTXT platform in advance of the termination date, if possible.

The parties acknowledge that this Agreement is for the exclusive services of Transcend. Transcend acknowledges that HMA or the HMA Facilities may have similar/identical existing obligations for transcription services with other third party contractors. Thus, upon the execution of this Agreement, HMA and/or HMA Facilities will use its best and reasonable efforts to immediately bring closure (e.g., notice of termination) to such third party contracts; in the case of a future newly managed HMA Facility, immediately upon the effective date upon which the facility becomes a managed HMA Facility. However, Transcend recognizes that in those situations, where such a third party agreement is in place, this Agreement shall not be effective.

HMA and the HMA Facilities agree that Transcend will employ all HMA Facility’s medical language specialists (transcriptionists) on the Effective Date of this Agreement.

Line Definition. Billing will be calculated at the rate per Visible Black Character as indicated below. For counting purposes, a Visible Black Character is defined as a character you can see with the naked eye. Spaces, carriage returns, and hidden formatting instructions such as bolding, underlining, text boxes and printer configurations are not counted.

Radiology Report Definition. If one transcribed report is linked through multiple orders, each order will be charged at the fixed rate per report. Each addendum inserted under the original report will be charged separate at the fixed rate per report.

SINGLE-SOURCED ACUTE CARE, RADIOLOGY & PATHOLOGY	FEES
Transcription Services:

Acute Care Report types, except Radiology and Pathology reports	[*******] per Visible Black Character as defined above

Radiology reports	[*****] per unedited report / [*****] for self-edited report

Pathology reports	[*****] per report

There will be no additional charge for correction and delivery of distributed reports.

Pricing includes all standard implementation, maintenance and WebConsole fees. Pricing does not include implementation fees for Front End Speech.

BeyondTXT™ Self-Editing for Front-End Speech	Fees
Implementation (based on facility-specific implementation criteria)	[****] per hour Time & Materials
Training Fees	[****] per hour

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

Exhibit D – BeyondTXT and/or Radiology Outsource Conversion Schedule

Facility	City	State	Conversion Month	Comments
[*********************************************]	[***************]	[**]	August 2009	HIM Conversion replace [********]
[*********************************************]	[***************]	[**]	October 2009	HIM Conversion (transition in-house on HIM/RAD on 10/1/2009)
[*********************************************]	[***************]	[**]	October 2009	Remove [*********]; Replace with BeyondTXT Dictation Capture
[*********************************************]	[***************]	[**]	October 2009	Remove [******]; Replace with BeyondTXT Dictation Capture
[*********************************************]	[***************]	[**]	November 2009	HIM Conversion replace [********]; RAD, replace Medquist
[*********************************************]	[***************]	[**]	November 2009	HIM Conversion replace [********]; RAD (transition in-house on 10/01/2009)
[*********************************************]	[***************]	[**]	November 2009	RAD – Replace [**********] on 11/1/2009
[*********************************************]	[***************]	[**]	November 2009	HIM Conversion replace [********]; RAD (in-house transitioned on 10/1/2009
[*********************************************]	[***************]	[**]	November 2009	RAD – Replace [************] on 11/01/2009
[*********************************************]	[***************]	[**]	December 2009	HIM Conversion; HIM, Replace [*****] on 11/01/2009 (in-house transitioned on 10/1/2009)
[*********************************************]	[***************]	[**]	December 2009	HIM Conversion Replace [********]; RAD, Replace [**************] on 11/01/2009
[*********************************************]	[***************]	[**]	December 2009	HIM Conversion, replace [********]; RAD, in-house transition on 10/1/20009
[*********************************************]	[***************]	[**]	January 2010	HIM Conversion (Replace [********] both HIM and RAD
[*********************************************]	[***************]	[**]	January 2010	HIM Conversion; RAD, Replace [*********************] on 11/01/2009
[*********************************************]	[***************]	[**]	January 2010	HIM Conversion; replace [*******]; RAD, in-house to transition on 10/01/2009
[*********************************************]	[***************]	[**]	February 2010	HIM Conversion; HIM and RAD in-house to transition on 10/01/2009
[*********************************************]	[***************]	[**]	February 2010	HIM Conversion; RAD, Replace [*******] on 11/01/2009
[*********************************************]	[***************]	[**]	February 2010	HIM Conversion (in-house transitioned on 10/01/2009); RAD, Replace [***************] on 11/01/2009
[*********************************************]	[***************]	[**]	March 2010	HIM Conversion; HIM and RAD in-house to transition on 10/01/2009
[*********************************************]	[***************]	[**]	March 2010	HIM conversion; HIM and RAD in-house to transition on 10/1/2009
[*********************************************]	[***************]	[**]	March 2010	HIM Conversion; existing Transcend customer for HIM and RAD

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

Exhibit E – Resources Needed on October 1, 2009

Facility	City	State	FTE’s	WT’s	Comments
[*****************]	[*********]	[**]	[**]	RAD	Facility HIM on BeyondTXT; [***] for RAD, Transcend performs overflow today
[*****************]	[*********]	[**]	[**]	RAD	Facility HIM on BeyondTXT
[*****************]	[*********]	[**]	[**]	HIM	Facility HIM on BeyondTXT
[*****************]	[*********]	[**]	[**]	PATH	Need platform information and access
[*****************]	[*********]	[**]	[**]	RAD	Facility HIM on BeyondTXT; Need platform and access
[*****************]	[*********]	[**]	[**]	RAD	[**] does HIM and Overflow RAD
[*****************]	[*********]	[**]	[**]	HIM	Facility HIM on BeyondTXT
[*****************]	[*********]	[**]	[**]	HIM	Facility HIM on BeyondTXT
[*****************]	[*********]	[**]	[**]	All	Need platform information and access
[*****************]	[*********]	[**]	[**]	PATH	Need platform information and access
[*****************]	[*********]	[**]	[**]	All	Need platform information and access
[*****************]	[*********]	[**]	[**]	HIM/RAD/PATH	Facility HIM on BeyondTXT. Need platform information and access for PATH
[*****************]	[*********]	[**]	[**]	HIM/RAD	Transcend does [***] work; overflow [*********] on Dictaphone
[*****************]	[*********]	[**]	[**]	HIM	[*******]does RAD. Need platform information for HIM
[*****************]	[*********]	[**]	[**]	HIM/RAD	[***************]does overflow HIM. Need platform information and access
[*****************]	[*********]	[**]	[**]	HIM	Focus does overflow HIM. Need platform information and access
[*****************]	[*********]	[**]	[**]	PATH	Need platform information and access
[*****************]	[*********]	[**]	[**]	RAD	Facility HIM on BeyondTXT. Need platform information and access
[*****************]	[*********]	[**]	[**]	HIM	[****************] does RAD. Need platform information and access
[*****************]	[*********]	[**]	[**]	RAD	[********] does HIM
[*****************]	[*********]	[**]	[**]	RAD	Transcend does overflow RAD; HIM is [*******]
[*****************]	[*********]	[**]	[**]	All	Need platform information and access
[*****************]	[*********]	[**]	[**]	RAD	Transcend does overflow RAD; Facility HIM on BeyondTXT
[*****************]	[*********]	[**]	[**]	RAD	[********] types HIM. Need platform information and access

CONFIDENTIAL TREATMENT REQUESTED BY

TRANSCEND SERVICES, INC. UNDER RULE 24b-2

Exhibit F – BeyondTXT Self-Editing Front End Speech Initiative

Transcend is offering HMA the option of deploying a Front End Speech “self editing” solution for Radiology use.

The BeyondTXT™ Self-Editing platform will allow physicians to dictate and self-correct (edit) document in near-real time while allowing them to leverage Transcend’s existing transcription and document workflow.

Major Features of Transcend’s BeyondTXT™ Self-Editing Platform:

•	Ability for physician to dictate into a digital microphone system

•	Desktop component that can send dictation and return a draft for physician editing

•	Ability for the desktop client to route work back to Transcend for editing and/or distribution

•	Ability to pull patient information from the RIS/PACS system

•	Server side components and services to facilitate integration of physician workflow and existing workflow processes

•	Ability for the physician to select and edit his set of pre-defined Normals within the desktop editor

Note: HMA will be required to execute an End-User License Agreement (“EULA”) in order to deploy the BeyondTXT™ Live front-end speech desktop application.